MIDWESTONE FINANCIAL GROUP, INC.

and subsidiaries

Annual Shareholders' Meeting Presentation

April 22, 2010

Exhibit 99.1

Total Assets: $1,534,783,000 (#6 in Iowa*)
Bank Loans: $966,998,000
Loan Pools: $85,186,000
Total Loans: $1,052,184,000
Total Deposits: $1,179,868,000
As of 12/31/2009:
Source: MOFG 10-K
*Based on bank holding companies
headquartered in Iowa

Source: SNL.
Largest Iowa Bank Holding Companies:
Company Name
Total Assets
($000)
12/31/2009
Equity to
Assets
12/31/2009
2009
ROAA
Heartland Financial USA, Inc. (Dubuque Bank & Trust) $4,012,991 7.78% 0.17%
BTC Financial Corporation (Banker’s Trust) $2,766,882 5.58% 0.27%
Hills Bancorporation (Hills Bank & Trust) $1,830,626 9.54% 0.88%
Stark Bank Group, Ltd. (First American Bank) $1,691,463 6.88% -0.32%
West Bancorporation, Inc. (West Bank) $1,575,054 8.45% -0.90%
MidWestOne Financial Group, Inc. (MidWestOne Bank)
$1,534,783 9.92% 0.29%
National Bancshares, Inc. (THE National Bank, Bettendorf) $1,272,914 9.50% -0.86%
Northwest Financial Corp. (Northwest Bank, Spencer) $1,249,368 9.17% 0.53%
Ida Grove Bancshares, Inc. (United Bank of Iowa) $1,094,269 8.16% 1.37%
First Citizens Financial Corp. (First Citizens National Bank) $1,060,857 12.22% 1.13%
Bank Iowa Corporation (Bank Iowa, West Des Moines) $1,051,492 6.43% -0.32%
Average: 8.51%

Non-Performing Assets / Total Assets:
Company Ticker
NPA's & 90+ /
Total Assets as of
12/31/2009
German American Bancorp (IN) GABC 0.90%
*MOFG – Bank Loan Portfolio Only (IA) MOFG 1.21%
Lakeland Financial Corp (IN) LKFN 1.23%
First Financial Corp (IN) THFF 1.52%
Horizon Bancorp (IN) HBNC 1.55%
Hills Bancorporation (IA) HBIA 1.68%
QCR Holdings, Inc (IL) QCRH 2.27%
Enterprise Financial Services Corp (MO) EFSC 2.74%
MutualFirst Financial, Inc. (IN) MFSF 2.86%
West Bancorporation, Inc (IA) WTBA 3.36%
BankFinancial Corp (IL) BFIN 4.04%
Hawthorn Bancshares, Inc (MO) HWBK 4.11%
Baylake Corp (WI) BYLK 4.18%
NASB Financial, Inc (MO) NASB 4.75%
Mercantile Bancorp (IL) MBR 4.83%
CFS Bancorp, Inc (IN) CITZ 7.31%
Centrue Financial Corporation (MO) TRUE 7.40%
Waterstone Financial, Inc (WI) WSBF 9.04%
Source: SNL Financial
*Bank loan portfolio only; excludes loan pools
Midwestern Peer Group

Net Charge-offs / Average Loans:
Source: SNL Financial
Company Ticker
Net Charge Off
/Avg Loans
2009 YTD
German American Bancorp (IN) GABC 0.25%
NASB Financial, Inc (MO) NASB 0.32%
BankFinancial Corp (IL) BFIN 0.39%
Lakeland Financial Corp (IN) LKFN 0.42%
MutualFirst Financial, Inc. (IN) MFSF 0.47%
*MOFG – Bank Loan Portfolio Only(IA) MOFG 0.48%
First Financial Corp (IN) THFF 0.56%
Hawthorn Bancshares, Inc (MO) HWBK 0.62%
Hills Bancorporation (IA) HBIA 0.69%
QCR Holdings, Inc (IL) QCRH 1.00%
Horizon Bancorp (IN) HBNC 1.01%
CFS Bancorp, Inc (IN) CITZ 1.15%
Enterprise Financial Services Corp (MO) EFSC 1.42%
Baylake Corp (WI) BYLK 1.50%
Waterstone Financial, Inc (WI) WSBF 1.54%
West Bancorporation, Inc (IA) WTBA 1.89%
Mercantile Bancorp (IL) MBR 2.68%
Centrue Financial Corporation (MO) TRUE 2.74%
*Bank NCOsonly; excludes Loan Pools
Midwestern Peer Group

Coverage of Non-performing Loans
Source: SNL Financial
Midwestern Peer Group
*Bank Reserves and NPLs only; excludes Loan Pools
Company Ticker
Total Reserves / NPLs
12/31/2009
Hills Bancorporation (IA) HBIA 142.27%
German American Bancorp (IN) GABC 126.91%
Enterprise Financial Services Corp (MO) EFSC 111.56%
Lakeland Financial Corp (IN) LKFN 105.10%
*MOFG – Bank Loan Portfolio Only (IA) MOFG 100.56%
Horizon Bancorp (IN) HBNC 89.09%
West Bancorporation, Inc (IA) WTBA 77.31%
QCR Holdings, Inc (IL) QCRH 76.86%
First Financial Corp (IN) THFF 53.93%
MutualFirst Financial, Inc. (IN) MFSF 50.38%
Mercantile Bancorp (IL) MBR 43.10%
Centrue Financial Corporation (MO) TRUE 41.32%
Waterstone Financial, Inc (WI) WSBF 37.83%
BankFinancial Corp (IL) BFIN 37.60%
Baylake Corp (WI) BYLK 35.54%
CFS Bancorp, Inc (IN) CITZ 32.98%
Hawthorn Bancshares, Inc (MO) HWBK 30.30%

Profitability:
Source: SNL Financial
2009 MOFG Earnings: $3,630,000
Company Ticker
Return on
Average
Tangible Equity
2009 YTD
Return on
Average Assets
2009 YTD
German American Bancorp (IN) GABC 13.16% 0.99%
NASB Financial, Inc (MO) NASB 12.04% 1.22%
Hills Bancorporation (IA) HBIA 11.20% 0.88%
Lakeland Financial Corp (IN) LKFN 9.23% 0.78%
Horizon Bancorp (IN) HBNC 9.01% 0.68%
First Financial Corp (IN) THFF 8.01% 0.95%
Baylake Corp (WI) BYLK 6.62% 0.41%
Hawthorn Bancshares, Inc (MO) HWBK 5.05% 0.44%
MidWestOne
Financial Group, Inc (IA) MOFG 3.82% 0.29%
MutualFirst Financial, Inc. (IN) MFSF 3.35% 0.23%
QCR Holdings, Inc (IL) QCRH 1.71% 0.10%
BankFinancial Corp (IL) BFIN 0.15% -0.05%
CFS Bancorp, Inc (IN) CITZ -0.48% -0.05%
West Bancorporation, Inc (IA) WTBA -4.37% -0.90%
Waterstone Financial, Inc (WI) WSBF -6.12% -0.54%
Enterprise Financial Services Corp (MO) EFSC -10.93% -2.43%
Centrue Financial Corporation (MO) TRUE -28.82% -2.43%
Mercantile Bancorp (IL) MBR -68.64% -3.29%
Midwestern Peer Group

Key factors that affected 2009 earnings:
Poor loan pool performance:
2009 Income: $1.8 million vs. $4.5 million in 2008
Loan loss provision:
2009 LLP: $7.7 million vs. $4.4 million in 2008
FDIC premiums:
2009 FDIC expense: $3.2 million vs. $595,000 in 2008

Earnings Per Share:

Earnings Per Share
2000-2010*
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
2000
2001
2002
2003
2004
2005
2006
2007
2008*
2009
2010**

* EPS excluding goodwill impairment at 12/31/08 ** Internal estimate of 2010 basic EPS: range of $0.70 - $1.00 per share Estimated 2010 Basic EPS $0.70 - $1.00 per share

#1 Problem % of Responses
1. Sales 34%
2. Taxes 23%
3. Gov’t Reqs/Red Tape 12%
4. Insurance 7%
5. Large Competitors 6%
6. Other 5%
7a. Cost of Labor 3%
7b. Inflation 3%
7c. Credit 3%
NFIB: Credit Not The Major Concern
for Small Businesses
Source:  NFIB Small
Business Trends  March 2010

$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
50%
40%
30%
20%
10%
0%
Q1 08
Q2 08
Q3 08
Q4 08
Q1 09
Q2 09
Q3 09
Q4 09

Business Line Utilization Unused Commitments Utilization Rate Source: FDIC

Consumer Delinquencies & Job Losses Job Losses Job Losses (# 000s) Source: Bureau of Labor Statistics & American Bankers Association - -800 -600 -400 -200 0 200 400 600 2000 2002 2004 2006 2008

Consumer Delinquencies
& Job Losses
% of Composite
Balances
Delinquent  ($)
Job Losses
Job Losses (# 000s)
-1%
0%
1%
2%
3%
4%
-800
-600
-400
-200
0
200
400
600
2000 2002 2004 2006 2008
Source:
Bureau of Labor Statistics & American Bankers Association

Weekly C&I Loan Growth (year over year)
At Domestically Chartered Commercial Banks
Seasonally Adjusted

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
-5.0%
-10.0%
-15.0%
-20.0%
Long Term Average Growth Rate = 6.1%
Recession: March 2001 - November 2001
March 17, 2010
Growth Rate = -15.1% Y/Y
C&I loans outstanding continued the declining trend that began in mid-April, exceeding the steepest decline observed in the last recesstion (a Y/Y decline of 9.7% at its worst point in Sept. 2002).
Jan-97 Apr-97 Jul-97 Oct-97 Jan-98 Apr-98 Jul-98 Oct-98 Jan-99 Apr-99 Jul-99 Oct-99 Jan-00 Apr-00 Jul-00 Oct-00 Jan-01 Apr-01 Jul-01 Oct-01 Jan-02 Apr-02 Jul-02 Oct-02 Jan-03 Apr-03 Jul-03 Oct-03 Jan-04 Apr-04 Jul-04 Oct-04 Jan-05 Apr-05 Jul-05 Oct-05 Jan-06 Apr-06 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Apr-09 Jul-09 Oct-09 Jan-10
C&I Loan Growth

Source: Federal Reserve Statistical Releases WSI

Kevin Reynolds, CFA • 901.251.2229 • kreynolds@wundernet.com   Wunderlich Securities, Inc.

Unemployment Rate (%)
Total Commercial RE NCOs (%)
1Q08A
2Q08A
3Q08A
4Q08A
1Q09A
2Q09A
3Q09A
4Q09E
1Q10E
2Q10E
3Q10E
4Q10E
1Q11E
2Q11E
3Q11E
4Q11E
1Q12E
2Q12E

KBW

Prolonged Unemployment = Prolonged CRE Loss Curve
Projection Analysis – Estimated CRE Loss Curve
Source:  Federal Reserve, FDIC .
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
-
3.0
6.0
9.0
12.0
15.0
18.0
21.0
24.0
Unemployment Rate
SCAP "More Adverse" Cum. Losses
KBW "Regression-Implied" Cum. Losses

Source: Office of Federal Housing Enterprise Oversight, RealtyTrac and MapInfo.
* Annualized
Home Price Decline
By State (%)
> (10.0)
(10.0) - (5.0)
(5.0) - (0.5)
(0.5) - 0.5
0.5 - 2.0
Property Value Depreciation and Foreclosures
NY
VT
VA
MD
NV
IL
MA
NC
MN
ID
CA
KY
LA
AL
AR
AZ
CO
CT
DE
FL
GA
IA
IN
KS
ME
MI
MO
MS
MT
ND
NE
NH
NJ
NM
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
WI
WV
WY
WA
Region: West
Median % Change:
(13.15)
Worst States:
NV (41.24)
CA (27.30)
Best States:
WY (2.40)
MT (4.14)
Region: Southwest
Median % Change:
(1.95)
Worst States
UT (14.72)
NM (5.87)
Best States:
OK 1.02
TX 0.74
Region: Southeast
Median % Change:
(4.11)
Worst States
FL (29.87)
VA (10.23)
Best States:
WV (3.16)
AL (3.63)
Region: Midwest
Median % Change:
(3.85)
Worst States
MI (11.96)
IL (7.75)
Best States:
ND 2.67
SD 0.40
Region: Mid-Atlantic
Median % Change:
(8.78)
Worst States
MD (14.13)
DE (8.78)
Best States:
PA (4.44)
NJ (10.16)
Region: New England
Median % Change:
(6.96)
Worst States
RI (11.51)
NH (8.29)
Best States:
VT (0.08)
ME (4.58)
Home Price Decline Q4 2007 – Q3 2009

Property Value Depreciation and Foreclosures
NY
VT
VA
MD
NV
IL
MA
NC
MN
ID
CA
KY
LA
AL
AR
AZ
CO
CT
DE
FL
GA
IA
IN
KS
ME
MI
MO
MS
MT
ND
NE
NH
NJ
NM
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
WI
WV
WY
WA
Foreclosure Rate
By State (%)
> 2.50
1.25 - 2.50
.75 - 1.25
.50 - .75
0 - .50
Region: West
Median Rate:
3.34
Highest Foreclosure Rates:
NV 17.39
AZ 7.55
CA 7.55
Region: Southwest
Median Rate:
1.25
Highest Foreclosure Rates:
UT 4.12
CO 3.05
TX 1.27
Region: Midwest
Median Rate:
1.19
Highest Foreclosure Rates:
MI 3.28
IL 2.84
OH 2.34
Region: Southeast
Median Rate:
1.55
Highest Foreclosure Rates:
FL 7.14
GA 3.36
VA 2.04
Region: Mid-Atlantic
Median Rate:
1.03
Highest Foreclosure Rates:
MD 2.55
NJ 2.07
PA 1.03
Region: New England
Median Rate:
1.34
Highest Foreclosure Rates:
MA 1.86
CT 1.42
NH 1.31
Q3 2009 Foreclosure Rate*
Source: Office of Federal Housing Enterprise Oversight, RealtyTrac and MapInfo.
* Annualized

Bank Failures Since January 1, 2008
Source: SNL Financial, FDIC and MapInfo
As of 1/8/2010.
# of Bank
Failures
> 5
3 - 5
1 - 2
0
$ in millions
NY
VT
VA
MD
NV
IL
MA
NC
MN
ID
CA
KY
LA
AL
AR
AZ
CO
CT
DE
FL
GA
IA
IN
KS
ME
MI
MO
MS
MT
ND
NE
NH
NJ
NM
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
WI
WV
WY
WA
Region: West
Number of Failures: 42
Assets of Failed Banks:
$400,490
Top Problem States' Failures:
CA 22
NV 6
AZ 5
Region: Southwest
Number of Failures: 14
Assets of Failed Banks:
$22,603
Top Problem States' Failures:
TX 8
UT 3
CO 2
Region: Southeast
Number of Failures:
53
Assets of Failed Banks:
$66,835
Top Problem States' Failures:
GA 30
FL 16
Region: Mid-Atlantic
Number of Failures: 6
Assets of Failed Banks:
$1,098
Top Problem States' Failures:
MD 2
NJ 2
PA 1
Region: New England
Number of Failures:
0
Assets of Failed Banks: $0
Top Problem States' Failures:
NA
Region: Midwest
Number of Failures: 51
Assets of Failed Banks:
$35,244
Top Problem States' Failures:
IL 22
MN 7
MI 5

Source:  Federal Deposit Insurance Corporation.
Bank & Thrift Failures since 1990
Historical Bank & Thrift Failures
0
50
100
150
200
250
300
350
400
450
1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
0
50
100
150
200
250
300
350
400
450
Bank and thrift failures remain well below those levels seen in the early 1990s, though they are on the rise, with the number of failures in 2009 (140) more than five times full-year 2008 failures (25)
Aggregate Assets ($B) Number of Failures

Banks Still Trading at Throw-Away Levels

Median Price to Tangible Book Value Remains Near Historical Lows of March 2009

3.00
2.50
2.00
1.50
1.00
0.50
Price / Tangible Book Value
03/30/1990
03/30/1991
03/30/1992
03/30/1993
03/30/1994
03/30/1995
03/30/1996
03/30/1997
03/30/1998
03/30/1999
03/30/2000
03/30/2001
03/30/2002
03/30/2003
03/30/2004
03/30/2005
03/30/2006
03/30/2007
03/30/2008
03/30/2009
03/30/2010
Median P/TBV - All Publicly Traded U.S Banks

Source: SNL Financial

Kevin Reynolds, CFA • 901 251 2229 • kreynolds@wundernet.com

Wunderlich Securities, Inc

1. Collect more deposits and make more good loans 2. Better loan pool performance 3. Work as One team 4. Become more efficient 5. How will regulatory reform affect our long term business model?

1. Take care of our customers
… and those who should be.
2. Hire and retain excellent employees.
3. Always conduct yourself with the utmost
integrity.
4. Work as one team.
5. Learn constantly so we can continually
improve.

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MidWestOne
Bank
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Positively
Community
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